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                                                                    EXHIBIT 10.6


                               SUBSIDIARY GUARANTY


         THIS GUARANTY AGREEMENT, dated as of January 12, 2000 (this "Guaranty"), by and among Midland Credit Management, Inc., a Kansas corporation (the "Initial Subsidiary Guarantor"), and each other Subsidiary (such and all other capitalized terms being used herein with the meaning set forth in Article
I) of MCM CAPITAL GROUP, INC., a Delaware corporation (the "Company"), which from time to time in accordance with Section 6.1.6 of the Note Purchase Agreement becomes a signatory hereto (each, an "Additional Subsidiary Guarantor" and, collectively with the Initial Subsidiary Guarantor, a "Subsidiary Guarantor") and ING (U.S.) Capital LLC (the "Purchaser"), for the benefit of itself and its nominees.


                              W I T N E S S E T H:


         WHEREAS, pursuant to a note purchase agreement, dated as of January 12, 2000 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Note Purchase Agreement"), between the Company and the Purchaser, the Company obtained $10,000,000 in cash representing the proceeds from the sale by the Company to the Purchaser of the Series No. 1 Notes for a purchase price of $10,000,000 and Warrants for the purchase of Common Shares for consideration of $10.00; and

         WHEREAS, each Subsidiary Guarantor has, in consideration of, among other things, receiving such capital contribution and the benefits of such economies, synergies and financing, duly authorized the execution, delivery and performance of this Guaranty;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, each Subsidiary Guarantor hereby agrees as follows:


                                   ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Certain Terms. Except as otherwise provided herein or as the context otherwise requires, the following terms (whether or not italicized) when used in this Guaranty shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Additional Subsidiary Guarantor" is defined in the preamble.

         "Company" is defined in the preamble.

         "Guaranty" is defined in the preamble.

         "Initial Subsidiary Guarantor" is defined in the preamble.



         "Series No. 1 Note" means each Series No. 1 Note executed and delivered pursuant to the Note Purchase Agreement all amendments, endorsements and other modifications made from time to time to

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such notes and each other promissory notes accepted from time to time in substitution, replacement or renewal of such notes.

         "Note Purchase Agreement" is defined in the second recital.

         "Purchaser" is defined in the preamble.

         "Subsidiary Guarantor" is defined in the preamble.

         SECTION 1.2. Note Purchase Agreement Terms. Except as otherwise provided herein or as the context otherwise requires, terms for which meanings are provided in the Note Purchase Agreement shall have the same meanings when used in this Guaranty.


                                   ARTICLE II

                                    GUARANTY

         SECTION 2.1. Guaranty of Payment. Each Subsidiary Guarantor hereby absolutely, unconditionally and irrevocably guarantees the full and prompt payment and performance on demand and all times thereafter of all Obligations.

         SECTION 2.2. Indemnification. Each Subsidiary Guarantor also agrees to reimburse the Purchaser and the Noteholders, promptly after receipt of written notice by the Purchaser or any Noteholder demanding such payment, for all out-of-pocket costs and expenses, including reasonable attorneys' fees and disbursements, which the Purchaser expends or incurs in collecting, compromising or enforcing this Guaranty, whether or not suit is filed, expressly including all out-of-pocket costs, expenses, reasonable attorneys' fees and other charges incurred in connection with any insolvency, bankruptcy, reorganization, liquidation, dissolution, arrangement or other similar proceedings involving any Subsidiary Guarantor which in any way affect the exercise of rights, powers, remedies and privileges with respect to this Guaranty or the interest accrued and unpaid on the outstanding principal amount of the Series No. 1 Notes.

         SECTION 2.3. Obligations Absolute, Unconditional, etc. Each Subsidiary Guarantor agrees that its obligations hereunder shall be absolute, unconditional and irrevocable, irrespective of the genuineness, validity, legality or enforceability of the Obligations, the Series No. 1 Notes, the Note Purchase Agreement or any other Purchase Document, or any other Instrument or collateral relating to or securing the payment, performance or observance thereof or any other circumstance which could otherwise constitute a legal or equitable discharge of a surety or guarantor, and the Purchaser may, in its discretion or at the direction of the Required Noteholders, proceed to enforce this Guaranty in respect of any Obligations as and to the extent provided in Section 2.1 and
Section 2.2. Neither the Purchaser nor any other Noteholder shall have any obligation to protect, secure, perfect or insure any collateral security document or property subject thereto at any time held as security for the Obligations or this Guaranty. Except as herein otherwise expressly provided, each Subsidiary Guarantor hereby absolutely, unconditionally and irrevocably waives, to the fullest extent permitted by applicable law, and agrees not to assert or take advantage of:

         (a) any right to require the Purchaser or any other Noteholder to proceed against the Company or any other Person, or to proceed against or exhaust any other security or collateral for

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         the payment, performance or observance of the Obligations, or to pursue any other remedy whatsoever before proceeding against any Subsidiary Guarantor hereunder;

                    (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any Person, or the failure of the Purchaser or any other Noteholder to file or enforce a claim against any estate (in administration, bankruptcy or any other proceedings) of any Person;

                    (c) any defense based upon an election of remedies by the Purchaser or any other Noteholder, including an election to proceed by non-judicial rather than judicial foreclosure, which destroys or impairs any right of subrogation of any Subsidiary Guarantor or the right of any Subsidiary Guarantor to proceed against the Company or any other Person for reimbursement or both;

                    (d) any other defense of the Company, or the cessation of the liability of the Company for any cause whatsoever, with respect to any Obligations;

                    (e) any other defense of any kind, whether now existing or arising hereafter, of any Subsidiary Guarantor to any action, suit or judicial or legal proceeding that may be instituted with respect to this Guaranty;

                    (f) presentment, demand, protest and notice of any kind, including notice of the creation or non-payment or non-performance of all or any Obligations, notice of dishonor or protest, notice of acceptance by the Purchaser, its nominees or any other Noteholder of this Guaranty, notice of the existence, creation or incurrence of any new or additional indebtedness, obligation or other liability, and notice of action or non-action on the part of the Purchaser or any other Noteholder, the Company or any Subsidiary Guarantor or any other Person in connection with the Obligations or otherwise; and

                    (g) any duty on the part of the Purchaser or any other Noteholder or other Person to disclose to the Subsidiary Guarantors any facts or information any such Person may now or hereafter know or possess regarding the Company, the Obligations or any other matter whatsoever, regardless of whether such Person has reason to believe that such facts or other information may materially increase the risk which any Subsidiary Guarantor intends to assume or has reason to believe that such facts or other information are unknown to the Subsidiary Guarantors or has a reasonable opportunity to communicate such facts or other information, it being understood and agreed that each Subsidiary Guarantor is fully and solely responsible for being and keeping informed of the financial condition of the Company and of all other circumstances bearing on the risk of non-payment of any Obligations.

This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable Guaranty of payment, and shall remain in full force and effect until all Obligations have been fully paid, and may not be amended, modified or supplemented except in accordance with Section 8.1 of the Note Purchase Agreement. This Guaranty shall continue to be effective, or to be reinstated, as the case may be, if at any time any payment, in whole or in part, of any Obligations is rescinded or must otherwise be restored or returned by the Purchaser, its nominees or any other Noteholder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Subsidiary Guarantor or the Company, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to any Subsidiary Guarantor or the Company or any part of either of its property, or otherwise, all as though such payments had never been made.
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         SECTION 2.4. Waiver of All Defenses. Except as otherwise specified herein, the Purchaser or any or each Noteholder may, from time to time, in its sole discretion and without notice to the Subsidiary Guarantors, take any or all of the following actions, all without in any way diminishing, impairing, releasing or affecting the liability or obligations of the Subsidiary Guarantor under or with respect to this Guaranty, and each Subsidiary Guarantor hereby irrevocably consents to any or all of the following actions by the Purchaser and each other Noteholder:

                    (a) retain or obtain a Lien in any property to secure any Obligation or any obligation hereunder;

                    (b) retain or obtain the primary or secondary obligations with respect to any Obligation;

                    (c) extend or renew for one or more periods (whether or not longer than the original period), or alter or exchange, any Obligation, or release or compromise any obligation of any Subsidiary Guarantor hereunder or any obligation of any nature of any other Person with respect to any Obligation or amend or modify in any respect the Note Purchase Agreement or any Purchase Document;

                    (d) waive, modify, subordinate, compromise or release its Lien in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any Obligation or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or waive, release, subordinate, compromise, modify, alter or exchange any guaranty or other obligations of any nature of any obligor with respect to any such property; and

                    (e) resort to any Subsidiary Guarantor for payment of any Obligation, whether or not the Purchaser or any other Noteholder shall have resorted to or exhausted any other remedy or any other security or collateral for any obligation hereunder or shall have proceeded against the Company or any other Person primarily or secondarily obligated with respect to any Obligation.

Each Subsidiary Guarantor absolutely, unconditionally and irrevocably agrees that, as long as any Obligation has not been paid in full, no Subsidiary Guarantor shall have or enforce any right of subrogation, and each Subsidiary Guarantor waives any right to enforce any remedy which the Purchaser or any other Noteholder now has or may hereafter have against the Company or any other Person hereunder or pursuant hereto or under or pursuant to the Note Purchase Agreement, the Series No. 1 Notes or any other Purchase Document, and any benefit of, and any right to participate in, any security for any Obligation now or hereafter held by the Purchaser or any other Noteholder, as the case may be.

         Each Subsidiary Guarantor absolutely, unconditionally and irrevocably agrees that the liability of each Subsidiary Guarantor hereunder, and the remedies for the enforcement of such liability, shall in no way be diminished or affected by:

                    (a) the release or discharge of the Company or any other Person responsible for the payment, performance or observance of any Obligation in any creditors', receivership, bankruptcy, reorganization, insolvency or other proceeding;

                    (b) the rejection or disaffirmance in any such proceeding of any Instrument evidencing, securing, or executed in connection with, any Obligation; or
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                    (c) the impairment, limitation or modification of any
         Obligation resulting from the operation of any present or future provision of the federal bankruptcy code or any other Applicable Law.

         Each Subsidiary Guarantor absolutely, unconditionally and irrevocably further agrees that the creation from time to time of any Obligation and the application or allocation of amounts received by the Purchaser or any Noteholder or any other Person to the payment of such Obligation, and the creation, existence or enforcement from time to time of any security for the Obligation, and the application and allocation of the proceeds of such security, shall in no way affect or impair the rights, remedies, powers and privileges of the Purchaser or any other Noteholder or the holder of any Series No. 1 Note or the obligation of any Subsidiary Guarantor under this Guaranty.

         Each Subsidiary Guarantor hereby expressly waives notice of the creation of all Obligations and all diligence in collection or protection of or realization upon the Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.


                                   ARTICLE III

                                  MISCELLANEOUS

         SECTION 3.1. Purchase Document. This Guaranty is a Purchase Document for purposes of the Note Purchase Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article VIII thereof.

         SECTION 3.2. Successors and Assigns; Assignment. This Guaranty shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the Purchaser and each other Noteholder and their respective successors and assigns, including any assignee of any Series No. 1 Note and be enforceable by the Purchaser at the direction of the Required Noteholders; provided, however, that no Subsidiary Guarantor may assign any of its obligations hereunder without the prior written consent of all Noteholders. Each Noteholder may, subject, however, to the provisions of Section 4.7 of the Note Purchase Agreement, from time to time, without notice to the Subsidiary Guarantors assign or transfer any Series No. 1 Note or any interest therein, and, notwithstanding any such transfer or assignment or any subsequent transfer or assignment thereof, such Series No. 1 Note shall be and remain a Series No. 1 Note for purposes of this Guaranty, and each and every immediate and successive transferee or assignee of any Series No. 1 Note or any interest therein shall, to the extent of the interest of such transferee or assignee in the Series No. 1 Note, be entitled to the benefits of this Guaranty.

         IN WITNESS WHEREOF, the Initial Subsidiary Guarantor has caused this Guaranty to be executed and delivered by its Authorized Officer as of the date first above written.
                        MIDLAND  CREDIT MANAGEMENT, INC.


                       By: /s/ R. Brooks Sherman
                       Name: R. Brooks Sherman
                       Title: Executive Vice President